Exhibit 10.27D

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRD AMENDMENT TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT BETWEEN

CSG SYSTEMS, INC. AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

THIS THIRD AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.	Customer has requested and CSG agrees to provide a custom interface to Customer in support of the [******* ************] API.

2.

Schedule F, “Fees,” section entitled “IV. Ancillary Products and Services,” Subsection entitled “A. Ancillary services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services,” is amended to add a new subsection “10. Custom [******* ************] API Interface” as follows:

L. Custom [******* ************] API Interface (Notes 1 & 2)
1.[********** ******* *** ***********] Fee (Notes 3,4,5 & 6)	[********]	$[*********]

Note 1: The Custom [******* ************ API Interface from CSG to Customer replaces CSG’s ******* ********* currently used by Customer. The new Custom ******* ************ API Interface will be used to determine a ************ ****** *****].

Note 2: Implementation services and the associated fees applicable to the Custom [******* ************ API Interface are set forth in that certain Statement of Work (CSG document no. *******) (“SOW *******”)].

Note 3: Production support and maintenance (“Production Support”) shall commence on [*** ********** ** *** *******. CSG agrees to ******* *** ***** **** ** ********** ******* ** ** ****** ** ******** **********, Production Support is ******** ******** ** the ****** ********** ******* *** *********** Fee, which fee is due to CSG ** ******* ** **** ****** ****** and will be invoiced **** ******** **** to Customer ***** ** the *********** **** of the ********** ** *** *******].

Note 4: Production Support [(**** *** ***** **** and ********** upon ******* of the ********** ******* and *********** ***) covers *** ******* (***) ***** of **** ********** *******, including ********* ********** ********* *** ********* ******** ******** ********]. CSG will be responsible for resolution of Custom [******* ************ API Interface defects caused by CSG or the CSG systems used to provide such interface. Such ********** ******* ***** must be ******** and ******** by Customer. ********** ******* is intended to address ********** issues only. CSG shall also update the Custom ******* ************ API Interface consistent with any CSG ******* ******* ******* the *** ******* (***) **** ********** *****]. [********** ******* does not include any request by Customer for *** ********* ********** ************ ** *********** ************* ******* to the Custom ******* ************ API Interface, each of which shall require the parties to enter a separate Statement of Work or other document to prescribe such additional *********** and/or ************* **** (and, if applicable, an amendment to this Agreement to specify any additional fees, terms and/or conditions relative to such resulting *********** * *************). ******* ***** spent to respond to such ******** are *** ******* to the ********** ******* *****].

Note 5: If Customer [******* the ****** *** ******* (***) ***** of ********** *******, CSG shall charge and Customer agrees to pay ********** **** for the ********** ******* ***** ********* **** ****** *****] pursuant to a separate Statement of Work or Letter of Authorization.

Note 6: The fees set forth in the fee table above are subject to increase pursuant to Section 5.4 of the Agreement, Adjustment to Fees, of the Agreement.

Exhibit 10.27D

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Deepak Bharathan	By: /s/ Gregory L. Cannon
Name: Deepak Bharathan	Name: Gregory L. Cannon
Title: Vice President, Procurement	Title: SVP, General Counsel & Secretary
Date: 2/3/2021	Date: Jan 28, 2021